                              Mortgage Loan Group I
                              (Final Mortgage Pool)

                    Mortgage Rates for Mortgage Loan Group I

                                              Number of              Aggregate Principal        Percent of
Range of Mortgage Rates                    Mortgage Loans            Balance Outstanding        Loan Group
-----------------------                    --------------            -------------------        ----------
6.000%-6.499%.......................               140                    $21,425,008                4.8%
6.500%-6.999%.......................               618                    132,588,346               29.5
7.000%-7.499%.......................               323                     45,894,806               10.2
7.500%-7.999%.......................               516                     66,537,159               14.8
8.000%-8.499%.......................               346                     38,190,295                8.5
8.500%-8.999%.......................               526                     51,817,100               11.5
9.000%-9.499%.......................               354                     30,690,999                6.8
9.500%-9.999%.......................               413                     32,044,046                7.1
10.000%-10.499%.....................               199                     14,536,550                3.2
10.500%-10.999%.....................               148                      9,404,388                2.1
11.000%-11.499%.....................                67                      3,976,874                0.9
11.500%-11.999%.....................                40                      2,004,317                0.4
12.000%-12.499%.....................                13                        637,421                0.1
12.500%-12.999%.....................                 2                         66,989                0.0
13.000%-13.499%.....................                 1                         41,890                0.0
13.500%-13.999%.....................                 2                         89,650                0.0
14.000%-14.499%.....................                 1                         56,490                0.0
                                                 -----                   ------------              -----
          Totals....................             3,709                   $450,002,330              100.0%
                                                 =====                   ============              =====

         As of the Cut-off Date, Mortgage Rates borne by the Group I Mortgage Loans in the Final Mortgage Pool ranged from 6.000% per annum to 14.000% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans in the Final Mortgage Pool was approximately 7.881% per annum.

          Remaining Months to Stated Maturity for Mortgage Loan Group I

                                                Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)             Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------             --------------      -------------------        ----------
49 to 60...............................               3                     $89,819               0.0%
61 to 72...............................               3                     113,259               0.0
73 to 84...............................               9                     397,814               0.1
85 to 96...............................               1                      20,900               0.0
109 to 120.............................             126                   7,043,193               1.6
121 to 132.............................               1                      39,718               0.0
133 to 144.............................               7                     635,179               0.1
145 to 156.............................               5                     434,292               0.1
169 to 180.............................           1,074                 101,341,588              22.5
181 to 192.............................               4                     228,102               0.1
193 to 204.............................               3                     113,207               0.0
205 to 216.............................               3                     378,068               0.1
217 to 228.............................               2                     295,199               0.1
229 to 240.............................             635                  72,396,978              16.1
289 to 300 ............................              14                   1,404,053               0.3
301 to 312.............................               2                     190,764               0.0
313 to 324.............................               1                      85,184               0.0
325 to 336.............................               3                     526,585               0.1
337 to 348.............................               1                      76,707               0.0
349 to 360.............................           1,812                 264,191,722              58.7
                                                  -----                ------------             -----
         Totals........................           3,709                $450,002,330             100.0%
                                                  =====                ============             =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group I Mortgage Loans in the Final Mortgage Pool ranged from 57 months to 360 months and the weighted average remaining term to stated maturity of the Group I Mortgage Loans in the Final Mortgage Pool was approximately 293 months.

       Original Mortgage Loan Principal Balances for Mortgage Loan Group I

Range of Original Mortgage                       Number of           Aggregate Principal        Percent of
Loan Principal Balances                        Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                        --------------        -------------------        ----------
$100,000 or less.......................            2,021                 $121,454,535              27.0%
$100,001-$150,000......................              746                   90,939,420              20.2
$150,001-$200,000......................              394                   68,283,532              15.2
$200,001-$250,000......................              203                   45,081,947              10.0
$250,001-$300,000......................               93                   25,528,272               5.7
$300,001-$350,000......................               87                   28,657,235               6.4
$350,001-$400,000......................               63                   23,849,923               5.3
$400,001-$450,000......................               56                   23,770,380               5.3
$450,001-$500,000......................               45                   21,679,118               4.8
$750,001-$800,000......................                1                      757,967               0.2
                                                   -----                 ------------             -----
         Totals........................            3,709                 $450,002,330             100.0%
                                                   =====                 ============             =====

         As of the Cut-off Date, the outstanding principal balances of the Group I Mortgage Loans in the Final Mortgage Pool ranged from approximately $10,919 to approximately $757,967 and the average outstanding principal balance of the Group I Mortgage Loans in the Final Mortgage Pool was approximately $121,327.

                     Product Types for Mortgage Loan Group I

                                                 Number of           Aggregate Principal        Percent of
Product Type                                   Mortgage Loans        Balance Outstanding        Loan Group
------------                                   --------------        -------------------        ----------
5 to 9 Year Fixed......................               16                     $621,792                 0.1%
10 to 14 Year Fixed....................              139                    8,152,382                 1.8
15 to 19 Year Fixed....................              645                   51,604,454                11.5
20 to 24 Year Fixed....................              635                   72,396,978                16.1
25 to 29 Year Fixed....................               21                    2,283,292                 0.5
30 Year Fixed..........................            1,812                  264,191,722                58.7
Balloon Loan...........................              441                   50,751,710                11.3
                                                   -----                 ------------               -----
         Totals........................            3,709                 $450,002,330               100.0%
                                                   =====                 ============               =====

      State Distributions of Mortgaged Properties in Mortgage Loan Group I

                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         ----------
Arizona..................................               69                  $7,799,406               1.7%
Arkansas.................................               41                   2,484,929               0.6
California...............................              622                 147,343,607              32.7
Colorado.................................               69                  11,932,094               2.7
Connecticut..............................               40                   5,212,639               1.2
Delaware.................................               18                   2,271,832               0.5
District of Columbia.....................                5                     987,644               0.2
Florida..................................              500                  46,306,376              10.3
Georgia..................................              134                  12,354,570               2.7
Hawaii...................................                5                   1,280,724               0.3
Idaho....................................                9                     717,430               0.2
Illinois.................................              125                  12,537,925               2.8
Indiana..................................              199                  15,201,748               3.4
Iowa.....................................                7                     454,130               0.1
Kansas...................................               18                     978,699               0.2
Kentucky.................................               33                   2,648,849               0.6
Louisiana................................               94                   7,294,829               1.6
Maine....................................               16                   1,309,971               0.3
Maryland.................................               66                   7,714,073               1.7
Massachusetts............................               50                   7,552,282               1.7
Michigan.................................              162                  12,874,347               2.9
Minnesota................................               39                   3,981,313               0.9
Mississippi..............................               44                   3,349,564               0.7
Missouri.................................               82                   5,471,568               1.2
Montana..................................                9                     863,578               0.2
Nebraska.................................               11                     523,664               0.1
Nevada...................................               20                   2,843,801               0.6
New Hampshire............................               25                   2,948,007               0.7
New Jersey...............................              130                  18,182,363               4.0
New Mexico...............................               22                   1,506,844               0.3
New York.................................              262                  35,271,965               7.8
North Carolina...........................               24                   1,868,026               0.4
North Dakota.............................                2                      73,748               0.0
Ohio.....................................              105                   8,161,871               1.8
Oklahoma.................................               38                   2,312,375               0.5
Oregon...................................               30                   3,269,085               0.7
Pennsylvania.............................              129                  10,018,488               2.2
Rhode Island.............................                5                     482,252               0.1
South Carolina...........................               58                   3,976,059               0.9
South Dakota.............................                4                     529,643               0.1
Tennessee................................              147                  10,463,144               2.3
Texas....................................               16                   1,407,505               0.3
Utah.....................................                4                     335,487               0.1
Vermont..................................               14                   1,543,788               0.3
Virginia.................................               92                  10,515,683               2.3
Washington...............................               50                   7,764,440               1.7
West Virginia............................               20                   1,320,995               0.3
Wisconsin................................               33                   2,850,879               0.6
Wyoming..................................               12                     908,091               0.2
                                                     -----                ------------             -----
         Totals..........................            3,709                $450,002,330             100.0%
                                                     =====                ============             =====

         No more than approximately 0.6% of the Group I Mortgage Loans in the Final Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

                 Loan-to-Value Ratios for Mortgage Loan Group I

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding           Loan Group
-----------------------------                  --------------       -------------------           ----------
50.00% or less.........................              479                 $50,435,918                  11.2%
50.01%-55.00%..........................              177                  25,015,097                   5.6
55.01%-60.00%..........................              230                  34,972,157                   7.8
60.01%-65.00%..........................              326                  45,567,457                  10.1
65.01%-70.00%..........................              383                  48,473,696                  10.8
70.01%-75.00%..........................              416                  49,997,157                  11.1
75.01%-80.00%..........................              651                  76,416,979                  17.0
80.01%-85.00%..........................              494                  55,278,407                  12.3
85.01%-90.00%..........................              438                  49,466,034                  11.0
90.01%-95.00%..........................              115                  14,379,426                   3.2
                                                   -----                ------------                 -----
         Totals........................            3,709                $450,002,330                 100.0%
                                                   =====                ============                 =====

         As of the Cut-off Date, the Loan-to-Value Ratios of the Group I Mortgage Loans in the Final Mortgage Pool ranged from 5.88% to 95.00% and the weighted average Loan-to-Value Ratio of the Group I Mortgage Loans in the Final Mortgage Pool was approximately 70.63%.

                     Loan Purpose for Mortgage Loan Group I

                                                  Number of         Aggregate Principal           Percent of
Loan Purpose                                   Mortgage Loans       Balance Outstanding           Loan Group
------------                                   --------------       -------------------           ----------
Purchase...............................              204                 $22,843,848                   5.1%
Refinance--Rate/Term...................              329                  49,920,175                  11.1
Refinance--Cashout.....................            3,176                 377,238,306                  83.8
                                                   -----                ------------                 -----
         Totals........................            3,709                $450,002,330                 100.0%
                                                   =====                ============                 =====

             Types of Mortgaged Properties for Mortgage Loan Group I

                                                  Number of         Aggregate Principal           Percent of
Property Type                                  Mortgage Loans       Balance Outstanding           Loan Group
-------------                                  --------------      -------------------            ----------
Single Family Detached.................            3,132                $388,836,967                  86.4%
Two- to Four-Family Dwelling Unit......              214                  26,427,402                   5.9
Planned Unit Development...............              133                  14,183,296                   3.2
Condominium............................              113                  12,551,832                   2.8
Small Mixed Use........................                6                     772,222                   0.2
Cooperative Unit.......................                3                     265,049                   0.1
Manufactured Housing...................              108                   6,965,561                   1.5
                                                   -----                ------------                 -----
         Totals........................            3,709                $450,002,330                 100.0%
                                                   =====                ============                 =====

                 Documentation Summary for Mortgage Loan Group I

                                                  Number of         Aggregate Principal           Percent of
Documentation                                  Mortgage Loans       Balance Outstanding           Loan Group
-------------                                  --------------       -------------------           ----------
Full Documentation.....................            3,032                $354,837,436                  78.9%
24 Month Bank Statement................              264                  45,754,679                  10.2
Reduced Documentation..................               40                   5,084,772                   1.1
Stated Income..........................              373                  44,325,443                   9.9
                                                   -----                ------------                 -----
         Totals........................            3,709                $450,002,330                 100.0%
                                                   =====                ============                 =====

                    Occupancy Types for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Occupancy                                          Mortgage Loans        Balance Outstanding        Loan Group
---------                                          --------------        -------------------        ----------
Owner-occupied..............................           3,488                  $432,106,041             96.0%
Second Home.................................              28                     2,939,848              0.7
Investment Property.........................             193                    14,956,441              3.3
                                                       -----                  ------------            -----
         Totals.............................           3,709                  $450,002,330            100.0%
                                                       =====                  ============            =====

         The information set forth above is based upon representations of the related mortgagors at the time of origination.

               Mortgage Loan Age Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0...........................................             338                  $ 41,313,584              9.2%
1...........................................           1,033                   127,229,723             28.3
2...........................................           1,185                   145,049,901             32.2
3...........................................           1,035                   122,797,893             27.3
4...........................................             106                    12,578,127              2.8
5...........................................               6                       449,497              0.1
6...........................................               3                       423,620              0.1
9...........................................               3                       159,984              0.0
                                                       -----                  ------------            -----
         Totals.............................           3,709                  $450,002,330            100.0%
                                                       =====                  ============            =====

         As of the Cut-off Date, the weighted average age of the Group I Mortgage Loans in the Final Mortgage Pool was approximately 2 months.

                 Credit Grade Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
Astar.......................................            516                   $ 79,932,147               17.8%
AO..........................................            952                    142,542,268               31.7
A-..........................................            164                     14,682,743                3.3
B...........................................            142                     11,392,302                2.5
B-..........................................             38                      2,490,402                0.6
C...........................................             69                      3,144,713                0.7
C-..........................................              2                         59,849                0.0
                                                      -----                   ------------              -----
         Sub-Total..........................          1,883                   $254,244,424               56.5%
                                                      =====                   ============              =====


                                                     Number of           Aggregate Principal        Percent of
CMMC Call Center Underwriting                      Mortgage Loans        Balance Outstanding        Loan Group
-----------------------------                       --------------       -------------------        ----------
A1..........................................            904                   $109,921,701              24.4%
A2..........................................            673                    566,708,885              14.8
B1..........................................            217                     17,015,581               3.8
B2..........................................             27                      1,828,600               0.4
C1..........................................              5                        283,139               0.1
                                                      -----                   ------------             -----
         Sub-Total..........................          1,826                   $195,757,906              43.5%
                                                      =====                   ============             =====
         Totals.............................          3,709                   $450,002,330             100.0%
                                                      =====                   ============             =====

                  Year of Origination for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2001........................................           1,226               $144,616,458                32.1%
2002........................................           2,483                305,385,872                67.9
                                                       -----               ------------               -----
        Totals..............................           3,709               $450,002,330               100.0%
                                                       =====               ============               =====

                 Prepayment Penalties for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None........................................             433                   $43,417,844              9.6%
12 months...................................              84                    12,878,934              2.9
24 months...................................               4                       572,052              0.1
36 months...................................             292                    29,237,956              6.5
60 months...................................           2,896                   363,895,544             80.9
                                                       -----                  ------------            -----
        Totals..............................           3,709                  $450,002,330            100.0%
                                                       =====                  ============            =====

         The weighted average prepayment penalty term with respect to the Group I Mortgage Loans in the Final Mortgage Pool having prepayment penalties is approximately 57 months. With respect to those Fixed Rate Mortgage Loans in the Final Mortgage Pool which have prepayment penalties, 97.6% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                     Credit Scores for Mortgage Loan Group I

                                                    Number of         Aggregate Principal        Percentage of
Range of  Credit Scores                           Mortgage Loans      Balance Outstanding          Loan Group
-----------------------                           --------------      -------------------          ----------
Not Scored..................................             10                    $455,124               0.1%
482 to 500..................................              2                      47,438               0.0
501 to 550..................................            441                  35,721,043               7.9
551 to 600..................................            724                  64,590,782              14.4
601 to 650..................................            944                 103,234,905              22.9
651 to 700..................................            819                 111,221,665              24.7
701 to 750..................................            477                  76,086,578              16.9
751 to 800..................................            279                  56,050,016              12.5
801 to 809..................................             13                   2,594,778               0.6
                                                      -----                ------------             -----
         Totals.............................          3,709                $450,002,330             100.0%
                                                      =====                ============             =====

         The Credit Scores of the Group I Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date ranged from 482 to 809 and the weighted average Credit Score of the Group I Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date was approximately 660.

                             Mortgage Loan Group II
                              (Final Mortgage Pool)

                Current Mortgage Rates for Mortgage Loan Group II

                                                  Number of         Aggregate Principal          Percent of
Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding          Loan Group
-----------------------                        --------------       -------------------          ----------
5.500%-5.999%............................               2                    $665,329                 0.1%
6.000%-6.499%............................             133                  36,406,998                 5.6
6.500%-6.999%............................             188                  40,150,070                 6.2
7.000%-7.499%............................             246                  48,371,417                 7.4
7.500%-7.999%............................             544                  94,637,172                14.6
8.000%-8.499%............................             548                  88,451,345                13.6
8.500%-8.999%............................             841                 112,474,659                17.3
9.000%-9.499%............................             626                  80,258,762                12.3
9.500%-9.999%............................             704                  85,628,192                13.2
10.000%-10.499%..........................             313                  30,391,686                 4.7
10.500%-10.999%..........................             237                  16,774,433                 2.6
11.000%-11.499%..........................             123                   7,361,093                 1.1
11.500%-11.999%..........................             123                   4,956,261                 0.8
12.000%-12.499%..........................              43                   1,745,682                 0.3
12.500%-12.999%..........................              37                   1,355,607                 0.2
13.000%-13.499%..........................               7                     315,914                 0.0
13.500%-13.999%..........................               1                      65,187                 0.0
                                                    -----                ------------               -----
         Totals..........................           4,716                $650,009,806               100.0%
                                                    =====                ============               =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Group II Mortgage Loans in the Final Mortgage Pool ranged from 5.999% per annum to 13.625% per annum and the weighted average Mortgage Rate borne by the Group II Mortgage Loans in the Final Mortgage Pool was approximately 8.518% per annum.

         Remaining Months to Stated Maturity for Mortgage Loan Group II

                                                               Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)                            Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------                            --------------      -------------------        ----------
49 to 60.............................................                4                   $75,343                 0.0%
61 to 72.............................................                2                    57,168                 0.0
73 to 84.............................................                3                    61,268                 0.0
85 to 96.............................................                2                    41,203                 0.0
109 to 120...........................................               43                 1,479,768                 0.2
145 to 156...........................................                1                    36,549                 0.0
169 to 180...........................................              366                13,048,487                 2.0
229 to 240...........................................               95                 5,409,111                 0.8
289 to 300...........................................                4                   449,492                 0.1
337 to 348...........................................                1                    78,572                 0.0
349 to 360...........................................            4,195               629,272,846                96.8
                                                                 -----              ------------               -----
         Totals......................................            4,716              $650,009,806               100.0%
                                                                 =====              ============               =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group II Mortgage Loans in the Final Mortgage Pool ranged from 57 months to 360 months and the weighted average remaining term to stated maturity of the Group II Mortgage Loans in the Final Mortgage Pool was approximately 353 months.

      Original Mortgage Loan Principal Balances for Mortgage Loan Group II

Range of Original Mortgage                                      Number of        Aggregate Principal        Percent of
Loan Principal Balances                                      Mortgage Loans      Balance Outstanding        Loan Group
-----------------------                                      --------------      -------------------        ----------
$100,000 or less.....................................            2,108              $127,051,782                19.5%
$100,001-$150,000....................................            1,024               126,811,164                19.5
$150,001-$200,000....................................              654               113,562,432                17.5
$200,001-$250,000....................................              349                78,452,087                12.1
$250,001-$300,000....................................              210                57,920,091                 8.9
$300,001-$350,000....................................              170                55,484,334                 8.5
$350,001-$400,000....................................               71                26,516,071                 4.1
$400,001-$450,000....................................               47                20,040,867                 3.1
$450,001-$500,000....................................               70                33,871,453                 5.2
$550,001-$600,000....................................                2                 1,169,623                 0.2
$600,001-$650,000....................................                2                 1,240,743                 0.2
$650,001-$700,000....................................                1                   670,738                 0.1
$700,001-$750,000....................................                2                 1,458,307                 0.2
$900,001-$950,000....................................                3                 2,765,887                 0.4
$950,001-$1,000,000..................................                3                 2,994,227                 0.5
                                                                 -----              ------------               -----
          Totals.....................................            4,716              $650,009,806               100.0%
                                                                 =====              ============               =====

         As of the Cut-off Date, the outstanding principal balances of the Group II Mortgage Loans in the Final Mortgage Pool ranged from approximately $5,267 to approximately $998,555 and the average outstanding principal balance of the Group II Mortgage Loans in the Final Mortgage Pool was approximately $137,831.

                    Product Types for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Product Type                                       Mortgage Loans        Balance Outstanding        Loan Group
------------                                       --------------        -------------------        ----------
5 to 9 Year Fixed Rate Loan..............                 11                      $234,981              0.0%
10 to 14 Year Fixed Rate Loan............                 40                     1,206,613              0.2
15 Year Fixed Rate Loan..................                344                    11,489,929              1.8
20 Year Fixed Rate Loan..................                 68                     2,378,375              0.4
Balloon Loan.............................                  2                       110,438              0.0
Six Month LIBOR Loan.....................                 10                     3,019,723              0.5
1/29 LIBOR Loan..........................                 26                     6,215,470              1.0
2/28 LIBOR Loan..........................              1,917                   262,853,269             40.4
3/27 LIBOR Loan..........................                731                   111,073,215             17.1
5/25 LIBOR Loan..........................              1,567                   251,427,794             38.7
                                                       -----                  ------------            -----
          Totals.........................              4,716                  $650,009,806            100.0%
                                                       =====                  ============            =====

                                       12

      State Distributions of Mortgaged Properties in Mortgage Loan Group II

                                                  Number of          Aggregate Principal         Percent of
State                                           Mortgage Loans       Balance Outstanding         Loan Group
-----                                           --------------       -------------------         ----------
Arizona....................................             103                  $10,875,267               1.7%
Arkansas...................................              23                    1,683,347               0.3
California.................................             779                  173,426,058              26.7
Colorado...................................             218                   34,538,963               5.3
Connecticut................................              50                    9,657,544               1.5
Delaware...................................              12                    1,132,829               0.2
District of Columbia.......................              20                    4,059,953               0.6
Florida....................................             388                   42,640,582               6.6
Georgia....................................             129                   16,018,278               2.5
Hawaii.....................................               2                      638,494               0.1
Idaho......................................              11                    1,199,037               0.2
Illinois...................................             263                   35,268,788               5.4
Indiana....................................              73                    5,669,166               0.9
Iowa.......................................               3                      135,806               0.0
Kansas.....................................              39                    3,241,986               0.5
Kentucky...................................              24                    1,730,609               0.3
Louisiana..................................              50                    4,468,068               0.7
Maine......................................               9                    1,132,904               0.2
Maryland...................................              64                    8,980,546               1.4
Massachusetts..............................              87                   13,709,657               2.1
Michigan...................................             433                   46,825,451               7.2
Minnesota..................................             121                   15,427,744               2.4
Mississippi................................              23                    1,745,131               0.3
Missouri...................................             299                   23,976,261               3.7
Montana....................................               2                      590,359               0.1
Nebraska...................................               5                      244,704               0.0
Nevada.....................................              24                    3,445,513               0.5
New Hampshire..............................              30                    2,994,314               0.5
New Jersey.................................             212                   33,947,554               5.2
New Mexico.................................              43                    4,210,712               0.6
New York...................................             270                   46,189,280               7.1
North Carolina.............................              73                    7,381,599               1.1
North Dakota...............................               3                      132,505               0.0
Ohio.......................................             111                    9,346,708               1.4
Oklahoma...................................              40                    3,165,920               0.5
Oregon.....................................              30                    3,589,033               0.6
Pennsylvania...............................              50                    4,161,245               0.6
Rhode Island...............................              14                    1,411,714               0.2
South Carolina.............................              60                    5,428,049               0.8
South Dakota...............................               1                       82,747               0.0
Tennessee..................................              84                    7,825,096               1.2
Texas......................................              64                    6,775,457               1.0
Utah.......................................              24                    2,764,678               0.4
Vermont....................................              19                    2,461,309               0.4
Virginia...................................              78                   10,533,588               1.6
Washington.................................             123                   22,341,017               3.4
West Virginia..............................               9                      566,021               0.1
Wisconsin..................................             114                   11,177,776               1.7
Wyoming....................................              10                    1,060,438               0.2
                                                      -----                 ------------             -----
        Totals.............................           4,716                 $650,009,806             100.0%
                                                      =====                 ============             =====

         No more than approximately 0.3% of the Group II Mortgage Loans in the Final Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

                 Loan-to-Value Ratios for Mortgage Loan Group II

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding           Loan Group
-----------------------------                  --------------       -------------------           ----------
50.00% or less.........................                207                   $26,251,024               4.0%
50.01% to 55.00%.......................                 76                    11,859,796               1.8
55.01% to 60.00%.......................                158                    25,785,809               4.0
60.01% to 65.00%.......................                221                    36,068,141               5.5
65.01% to 70.00%.......................                398                    57,275,409               8.8
70.01% to 75.00%.......................                612                    86,555,216              13.3
75.01% to 80.00%.......................              1,221                   177,676,546              27.3
80.01% to 85.00%.......................                793                   110,097,294              16.9
85.01% to 90.00%.......................                747                   101,966,499              15.7
90.01% to 95.00%.......................                110                    10,604,649               1.6
95.01% to 100.00%......................                173                     5,869,422               0.9
                                                     -----                  ------------             -----
        Totals.........................              4,716                  $650,009,806             100.0%
                                                     =====                  ============             =====

         As of the Cut-off Date, the Loan-to-Value Ratios of the Group II Mortgage Loans in the Final Mortgage Pool ranged from 9.86% to 100.00% and the weighted average Loan-to-Value Ratio of the Group II Mortgage Loans in the Final Mortgage Pool was approximately 77.02%. With respect to the Group II Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Group II Mortgage Loans. Approximately 2.4% of the Group II Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Group II Mortgage Loans is approximately 87.34%. The weighted average Second Lien Ratio for such Group II Mortgage Loans is approximately 25.96%.

                     Loan Purpose for Mortgage Loan Group II

                                                       Number of        Aggregate Principal        Percent of
Loan Purpose                                         Mortgage Loans     Balance Outstanding        Loan Group
------------                                         --------------     -------------------        ----------
Purchase..................................                  960              $140,552,482               21.6%
Refinance--Rate/Term......................                  378                57,437,530                8.8
Refinance--Cashout........................                3,378               452,019,794               69.5
                                                          -----              ------------              -----
         Totals...........................                4,716              $650,009,806              100.0%
                                                          =====              ============              =====

            Types of Mortgaged Properties for Mortgage Loan Group II

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Loan Group
-------------                                        --------------      -------------------       ----------
Single Family Detached........................            3,987             $556,960,241              85.7%
Two- to Four-Family Dwelling Unit.............              310               47,679,836               7.3
Planned Unit Development......................              150               17,404,940               2.7
Condominium...................................              189               21,655,616               3.3
Cooperative Unit..............................                3                  217,192               0.0
Manufactured Housing..........................               77                6,091,982               0.9
                                                          -----             ------------             -----
         Totals...............................            4,716             $650,009,806             100.0%
                                                          =====             ============             =====

                Documentation Summary for Mortgage Loan Group II

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................            3,473             $426,742,919               65.7%
24 Month Bank Statement.....................              359               74,048,093               11.4
Reduced Documentation.......................               68                9,912,627                1.5
Stated Income...............................              816              139,306,167               21.4
                                                        -----             ------------              -----
         Totals.............................            4,716             $650,009,806              100.0%
                                                        =====             ============              =====

                   Occupancy Types for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Occupancy                                          Mortgage Loans        Balance Outstanding        Loan Group
---------                                          --------------        -------------------        ----------
Owner-occupied..............................              4,376                $613,093,631            94.3%
Second Home.................................                 39                   5,691,796             0.9
Investment..................................                301                  31,224,379             4.8
                                                          -----                ------------           -----
         Totals.............................              4,716                $650,009,806           100.0%
                                                          =====                ============           =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

              Mortgage Loan Age Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0...........................................              334                 $38,868,989               6.0%
1...........................................            1,331                 180,757,092              27.8
2...........................................            1,409                 201,726,287              31.0
3...........................................            1,367                 193,698,387              29.8
4...........................................              233                  30,060,466               4.6
5...........................................               28                   3,648,914               0.6
6...........................................               10                     774,564               0.1
7...........................................                1                     240,418               0.0
10..........................................                1                      39,797               0.0
11..........................................                1                     116,319               0.0
12..........................................                1                      78,572               0.0
                                                        -----                ------------             -----
         Totals.............................            4,716                $650,009,806             100.0%
                                                        =====                ============             =====

         As of the Cut-off Date, the weighted average age of the Group II Mortgage Loans in the Final Mortgage Pool was approximately 2 months.

                 Credit Grade Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
Astar.......................................             547                 $94,356,140               14.5%
AO..........................................           1,993                 315,770,536               48.6
A-..........................................             482                  69,861,498               10.7
B...........................................             472                  58,712,534                9.0
B-..........................................             134                  13,736,508                2.1
C...........................................             222                  21,045,933                3.2
C-..........................................               5                     460,764                0.1
                                                       -----                ------------              -----
         Sub-Total..........................           3,855                $573,943,913               88.3%
                                                       =====                ============              =====

                                                      Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                       Mortgage Loans       Balance Outstanding        Loan Group
-----------------------------                       --------------       -------------------        ----------
A1..........................................              338                $19,752,216                 3.0%
A2..........................................              350                 38,912,176                 6.0
B1..........................................              139                 14,119,336                 2.2
B2..........................................               26                  2,628,650                 0.4
C1..........................................                8                    653,515                 0.1
                                                        -----               ------------               -----
         Sub-Total..........................              861                $76,065,893                11.7%
                                                        =====               ============               =====
         Totals.............................            4,716               $650,009,806               100.0%
                                                        =====               ============               =====

                 Year of Origination for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2001........................................           1,657                $229,597,164               35.3%
2002........................................           3,059                 420,412,642               64.7
                                                       -----                ------------              -----
         Totals.............................           4,716                $650,009,806              100.0%
                                                       =====                ============              =====

                Maximum Mortgage Rates for Mortgage Loan Group II
                      (Excludes Fixed Rate Mortgage Loans)

Range of Maximum                                  Number of         Aggregate Principal           Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding           Loan Group
--------------                                 --------------       -------------------           ----------
12.500%-12.999%..........................                2                    $665,329                 0.1%
13.000%-13.499%..........................              135                  37,507,846                 5.9
13.500%-13.999%..........................              188                  40,150,070                 6.3
14.000%-14.499%..........................              245                  47,704,730                 7.5
14.500%-14.999%..........................              544                  95,230,340                15.0
15.000%-15.499%..........................              542                  87,920,848                13.9
15.500%-15.999%..........................              824                 111,958,240                17.6
16.000%-16.499%..........................              606                  79,461,959                12.5
16.500%-16.999%..........................              656                  83,499,429                13.2
17.000%-17.499%..........................              279                  29,448,773                 4.6
17.500%-17.999%..........................              161                  13,995,240                 2.2
18.000%-18.499%..........................               40                   4,618,336                 0.7
18.500%-18.999%..........................               17                   1,539,984                 0.2
19.000%-19.499%..........................                3                     260,268                 0.0
19.500%-19.999%..........................                5                     375,869                 0.1
20.000%-20.499%..........................                3                     187,020                 0.0
20.500%-20.999%..........................                1                      65,187                 0.0
                                                     -----                ------------               -----
         Totals..........................            4,251                $634,589,470               100.0%
                                                     =====                ============               =====

         As of the Cut-off Date, the Maximum Mortgage Rates for the Group II Mortgage Loans in the Final Mortgage Pool ranged from 12.999% per annum to 20.625% per annum and the weighted average Maximum Mortgage Rate for the Group II Mortgage Loans in the Final Mortgage Pool was 15.454% per annum.

                 Prepayment Penalties for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None........................................           1,513                $217,418,057               33.4%
12 months...................................               2                     236,123                0.0
24 months...................................             431                  66,730,499               10.3
36 months...................................           1,235                 172,950,886               26.6
60 months...................................           1,535                 192,674,241               29.6
                                                       -----                ------------              -----
         Totals.............................           4,716                $650,009,806              100.0%
                                                       =====                ============              =====

         The weighted average prepayment penalty term with respect to the Group II Mortgage Loans in the Final Mortgage Pool having prepayment penalties is approximately 45 months. With respect to those Group II Mortgage Loans in the Final Mortgage Pool which have prepayment penalties, approximately 85.8% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                 Next Adjustment Date for Mortgage Loan Group II
                      (Excludes Fixed Rate Mortgage Loans)

                                                  Number of         Aggregate Principal         Percent of
Next Adjustment Date                            Mortgage Loans      Balance Outstanding         Loan Group
--------------------                            --------------      -------------------         ----------
July 2002................................               4                $1,690,537                0.3%
August 2002..............................               1                   110,230                0.0
September 2002...........................               3                   913,931                0.1
October 2002.............................               2                   305,025                0.0
December 2002............................               1                   269,490                0.0
January 2003.............................               5                   682,420                0.1
February 2003............................               9                 2,194,337                0.3
March 2003...............................               8                 2,602,723                0.4
April 2003...............................               4                   545,072                0.1
September 2003...........................               1                   240,418                0.0
October 2003.............................               2                    95,225                0.0
November 2003............................               2                   232,249                0.0
December 2003............................             125                14,814,975                2.3
January 2004.............................             610                84,604,801               13.3
February 2004............................             559                78,709,824               12.4
March 2004...............................             528                72,123,775               11.4
April 2004...............................              90                12,069,750                1.9
May 2004.................................               1                    39,797                0.0
September 2004...........................               2                   128,996                0.0
October 2004.............................               2                   182,452                0.0
November 2004............................               1                   113,327                0.0
December 2004............................              67                 8,694,575                1.4
January 2005.............................             243                37,419,027                5.9
February 2005............................             208                33,270,472                5.2
March 2005...............................             174                26,494,543                4.2
April 2005...............................              32                 4,613,707                0.7
October 2006.............................               1                   163,106                0.0
November 2006............................               2                   264,167                0.0
December 2006............................             142                19,225,823                3.0
January 2007.............................             401                66,256,110               10.4
February 2007............................             523                85,382,003               13.5
March 2007...............................             437                69,165,710               10.9
April 2007...............................              61                10,970,875                1.7
                                                    -----              ------------              -----
         Totals..........................           4,251              $634,589,470              100.0%
                                                    =====              ============              =====

                    Credit Scores for Mortgage Loan Group II

Range of                                             Number of        Aggregate Principal         Percent of
Credit Scores                                     Mortgage Loans      Balance Outstanding         Loan Group
-------------                                     --------------      -------------------         ----------
Not Scored..................................             23               $1,760,640                    0.3%
486 to 500..................................             25                2,752,531                    0.4
501 to 550..................................          1,084              130,314,435                   20.0
551 to 600..................................          1,251              175,169,044                   26.9
601 to 650..................................          1,101              155,083,623                   23.9
651 to 700..................................            825              114,335,042                   17.6
701 to 750..................................            282               45,905,457                    7.1
751 to 800..................................            121               23,426,226                    3.6
801 to 807..................................              4                1,262,806                    0.2
                                                      -----             ------------                  -----
         Totals.............................          4,716             $650,009,806                  100.0%
                                                      =====             ============                  =====

         The Credit Scores of the Group II Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date ranged from 486 to 807 and the weighted average Credit Score of the Fixed Rate Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date was approximately 612.

                             Mortgage Loan Group IIA
                              (Final Mortgage Pool)

               Current Mortgage Rates for Mortgage Loan Group IIA

                                                  Number of         Aggregate Principal          Percent of
Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding           Group IIA
-----------------------                        --------------       -------------------           ---------
5.500%-5.999%............................               1                $215,777                     0.1%
6.000%-6.499%............................              63              13,189,081                     4.1
6.500%-6.999%............................              96              18,823,157                     5.8
7.000%-7.499%............................             129              22,573,764                     6.9
7.500%-7.999%............................             287              50,500,834                    15.5
8.000%-8.499%............................             277              45,798,913                    14.1
8.500%-8.999%............................             366              53,700,036                    16.5
9.000%-9.499%............................             284              39,616,869                    12.2
9.500%-9.999%............................             333              43,610,941                    13.4
10.000%-10.499%..........................             155              15,903,519                     4.9
10.500%-10.999%..........................             136               9,426,611                     2.9
11.000%-11.499%..........................              96               4,588,394                     1.4
11.500%-11.999%..........................             111               3,906,231                     1.2
12.000%-12.499%..........................              41               1,612,090                     0.5
12.500%-12.999%..........................              34               1,211,980                     0.4
13.000%-13.499%..........................               6                 257,889                     0.1
13.500%-13.999%..........................               1                  65,187                     0.0
                                                    -----            ------------                   -----
         Totals..........................           2,416            $325,001,273                   100.0%
                                                    =====            ============                   =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Group IIA Mortgage Loans in the Final Mortgage Pool ranged from 5.999% per annum to 13.625% per annum and the weighted average Mortgage Rate borne by the Group IIA Mortgage Loans in the Final Mortgage Pool was approximately 8.614% per annum.

         Remaining Months to Stated Maturity for Mortgage Loan Group IIA

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)                Mortgage Loans      Balance Outstanding         Group IIA
---------------------------------                --------------      -------------------         ---------
49 to 60.................................                4                   $75,343                 0.0%
61 to 72.................................                2                    57,168                 0.0
73 to 84.................................                3                    61,268                 0.0
85 to 96.................................                2                    41,203                 0.0
109 to 120...............................               41                 1,315,861                 0.4
145 to 156...............................                1                    36,549                 0.0
169 to 180...............................              353                12,183,171                 3.7
229 to 240...............................               78                 3,858,318                 1.2
289 to 300...............................                2                   261,869                 0.1
349 to 360...............................            1,930               307,110,524                94.5
                                                     -----              ------------               -----
         Totals..........................            2,416              $325,001,273               100.0%
                                                     =====              ============               =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group IIA Mortgage Loans in the Final Mortgage Pool ranged from 57 months to 360 months and the weighted average remaining term to stated maturity of the Group IIA Mortgage Loans in the Final Mortgage Pool was approximately 349 months.

      Original Mortgage Loan Principal Balances for Mortgage Loan Group IIA

Range of Original Mortgage                                  Number of       Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding       Group IIA
-----------------------                                   --------------    -------------------       ---------
$100,000 or less.....................................           965             $48,010,607              14.8%
$100,001-$150,000....................................           414              53,279,867              16.4
$150,001-$200,000....................................           480              84,901,745              26.1
$200,001-$250,000....................................           332              74,586,698              22.9
$250,001-$300,000....................................           200              55,110,532              17.0
$300,001-$350,000....................................            13               4,115,798               1.3
$350,001-$400,000....................................             6               2,204,498               0.7
$400,001-$450,000....................................             2                 858,955               0.3
$450,001-$500,000....................................             4               1,392,573               0.6
                                                              -----            ------------             -----
          Totals.....................................         2,416            $325,001,273             100.0%
                                                              =====            ============             =====

         As of the Cut-off Date, the outstanding principal balances of the Group IIA Mortgage Loans in the Final Mortgage Pool ranged from approximately $5,267 to approximately $498,990 and the average outstanding principal balance of the Group IIA Mortgage Loans in the Final Mortgage Pool was approximately $134,520.

                    Product Types for Mortgage Loan Group IIA

                                                      Number of          Aggregate Principal        Percent of
Product Type                                       Mortgage Loans        Balance Outstanding        Group IIA
------------                                       --------------        -------------------        ----------
5 to 9 Year Fixed Rate Loan..............                 11                      $234,981              0.1%
10 to 14 Year Fixed Rate Loan............                 40                     1,206,613              0.4
15 Year Fixed Rate Loan..................                344                    11,489,929              3.5
20 Year Fixed Rate Loan..................                 68                     2,378,375              0.7
Balloon Loan.............................                  2                       110,438              0.0
Six Month LIBOR Loan.....................                  3                       445,938              0.1
1/29 LIBOR Loan..........................                 10                     2,318,888              0.7
2/28 LIBOR Loan..........................                906                   135,568,418             41.7
3/27 LIBOR Loan..........................                358                    57,600,950             17.7
5/25 LIBOR Loan..........................                674                   113,646,743             35.0
                                                       -----                  ------------            -----
          Totals.........................              2,416                  $325,001,273            100.0%
                                                       =====                  ============            =====

     State Distributions of Mortgaged Properties in Mortgage Loan Group IIA

                                                  Number of          Aggregate Principal         Percent of
State                                           Mortgage Loans       Balance Outstanding          Group IIA
-----                                           --------------       -------------------          ---------
Arizona....................................              47                   $4,547,970               1.4%
Arkansas...................................               5                      339,609               0.1
California.................................             481                   86,877,485              26.7
Colorado...................................             131                   19,682,710               6.1
Connecticut................................              21                    3,330,575               1.0
Delaware...................................               7                      569,779               0.2
District of Columbia.......................              10                    1,665,355               0.5
Florida....................................             187                   19,599,325               6.0
Georgia....................................              59                    7,140,157               2.2
Hawaii.....................................               2                      638,494               0.2
Idaho......................................               6                      173,255               0.1
Illinois...................................             127                   20,009,360               6.2
Indiana....................................              30                    2,567,539               0.8
Iowa.......................................               2                       60,759               0.0
Kansas.....................................              16                    1,555,242               0.5
Kentucky...................................              14                      855,637               0.3
Louisiana..................................              21                    1,718,606               0.5
Maine......................................               6                      668,792               0.2
Maryland...................................              45                    5,859,543               1.8
Massachusetts..............................              55                    8,718,812               2.7
Michigan...................................             200                   22,236,085               6.8
Minnesota..................................              56                    7,042,085               2.2
Mississippi................................               7                      591,872               0.2
Missouri...................................             104                    7,793,178               2.4
Montana....................................               1                       90,843               0.0
Nebraska...................................               2                       59,918               0.0
Nevada.....................................               8                    1,065,404               0.3
New Hampshire..............................              20                    1,746,069               0.5
New Jersey.................................             140                   21,273,419               6.5
New Mexico.................................              20                    1,721,510               0.5
New York...................................             168                   27,101,883               8.3
North Carolina.............................              29                    3,214,343               1.0
Ohio.......................................              49                    3,738,792               1.2
Oklahoma...................................              14                    1,269,593               0.4
Oregon.....................................              14                    1,235,396               0.4
Pennsylvania...............................              22                    2,163,912               0.7
Rhode Island...............................               9                      933,011               0.3
South Carolina.............................              25                    2,507,855               0.8
Tennessee..................................              41                    3,940,575               1.2
Texas......................................              17                    2,116,705               0.7
Utah.......................................              13                    1,523,023               0.5
Vermont....................................              11                    1,197,678               0.4
Virginia...................................              37                    4,495,128               1.4
Washington.................................              83                   13,758,735               4.2
West Virginia..............................               4                      180,847               0.1
Wisconsin..................................              47                    5,157,516               1.6
Wyoming....................................               3                      266,898               0.1
                                                      -----                 ------------             -----
        Totals.............................           2,416                 $325,001,273             100.0%
                                                      =====                 ============             =====

         No more than approximately 0.5% of the Group IIA Mortgage Loans in the Final Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

                Loan-to-Value Ratios for Mortgage Loan Group IIA

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding            Group IIA
-----------------------------                  --------------       -------------------            ---------
50.00% or less.........................              125                $13,016,460                     4.0%
50.01% to 55.00%.......................               42                  5,457,205                     1.7
55.01% to 60.00%.......................               96                 13,195,710                     4.1
60.01% to 65.00%.......................              144                 17,898,845                     5.5
65.01% to 70.00%.......................              246                 30,838,168                     9.5
70.01% to 75.00%.......................              350                 46,248,193                    14.2
75.01% to 80.00%.......................              517                 85,589,721                    26.3
80.01% to 85.00%.......................              346                 52,056,380                    16.0
85.01% to 90.00%.......................              309                 49,932,467                    15.4
90.01% to 95.00%.......................               68                  4,898,702                     1.5
95.01% to 100.00%......................              173                  5,869,422                     1.8
                                                   -----               ------------                   -----
        Totals.........................            2,416               $325,001,273                   100.0%
                                                   =====               ============                   =====

         As of the Cut-off Date, the Loan-to-Value Ratios of the Group IIA Mortgage Loans in the Final Mortgage Pool ranged from 9.86% to 100.00% and the weighted average Loan-to-Value Ratio of the Group IIA Mortgage Loans in the Final Mortgage Pool was approximately 76.99%. With respect to the Group IIA Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Group IIA Mortgage Loans. Approximately 4.7% of the Group IIA Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Group IIA Mortgage Loans is approximately 87.34%. The weighted average Second Lien Ratio for such Group IIA Mortgage Loans is approximately 25.96%.

                    Loan Purpose for Mortgage Loan Group IIA

                                                  Number of         Aggregate Principal           Percent of
Loan Purpose                                   Mortgage Loans       Balance Outstanding            Group IIA
------------                                   --------------       -------------------            ---------
Purchase.................................            419                $69,018,940                    21.2%
Refinance--Rate/Term.....................            176                 27,440,855                     8.4
Refinance--Cashout.......................          1,821                228,541,477                    70.3
                                                   -----               ------------                   -----
         Totals..........................          2,416               $325,001,273                   100.0%
                                                   =====               ============                   =====

            Types of Mortgaged Properties for Mortgage Loan Group IIA

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Group IIA
-------------                                        --------------      -------------------       ---------
Single Family Detached........................           2,036                $267,618,903            82.3%
Two- to Four-Family Dwelling Unit.............             184                  34,517,388            10.6
Planned Unit Development......................              74                   8,841,000             2.7
Condominium...................................              88                  11,116,964             3.4
Cooperative Unit..............................               3                     217,192             0.1
Manufactured Housing..........................              31                   2,689,826             0.8
                                                         -----                ------------           -----
         Totals...............................           2,416                $325,001,273           100.0%
                                                         =====                ============           =====

                Documentation Summary for Mortgage Loan Group IIA

                                                        Number of        Aggregate Principal        Percent of
Documentation                                        Mortgage Loans      Balance Outstanding        Group IIA
-------------                                        --------------      -------------------        ---------
Full Documentation..........................             1,741                $211,049,355            64.9%
24 Month Bank Statement.....................               190                  33,729,728            10.4
Reduced Documentation.......................                37                   4,595,879             1.4
Stated Income...............................               448                  75,626,311            23.3
                                                         -----                ------------           -----
         Totals.............................             2,416                $325,001,273           100.0%
                                                         =====                ============           =====

                   Occupancy Types for Mortgage Loan Group IIA

                                                        Number of        Aggregate Principal        Percent of
Occupancy                                            Mortgage Loans      Balance Outstanding        Group IIA
---------                                            --------------      -------------------        ---------
Owner-occupied..............................             2,257                $304,684,693            93.7%
Second Home.................................                21                   3,116,466             1.0
Investment..................................               138                  17,200,114             5.3
                                                         -----                ------------           -----
         Totals.............................             2,416                $325,001,273           100.0%
                                                         =====                ============           =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

              Mortgage Loan Age Summary for Mortgage Loan Group IIA

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Group IIA
--------------------------                         --------------        -------------------        ----------
0...........................................             215                 $19,823,853                6.1%
1...........................................             719                  93,347,980               28.7
2...........................................             704                  99,068,836               30.5
3...........................................             651                  94,590,220               29.1
4...........................................             109                  15,896,987                4.9
5...........................................              11                   1,631,750                0.5
6...........................................               5                     361,433                0.1
7...........................................               1                     240,418                0.1
10..........................................               1                      39,797                0.0
                                                       -----                ------------              -----
         Totals.............................           2,416                $325,001,273              100.0%
                                                       =====                ============              =====

         As of the Cut-off Date, the weighted average age of the Group IIA Mortgage Loans in the Final Mortgage Pool was approximately 2 months.

                Credit Grade Summary for Mortgage Loan Group IIA

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Group IIA
----------------------------------                 --------------        -------------------        ----------
Astar.......................................            240                 $39,081,231                12.0%
AO..........................................            957                 153,380,959                47.2
A-..........................................            230                  36,281,927                11.2
B...........................................            207                  29,459,968                 9.1
B-..........................................             64                   7,412,882                 2.3
C...........................................            135                  13,396,272                 4.1
C-..........................................              2                     189,812                 0.1
                                                      -----                ------------               -----
         Sub-Total..........................          1,835                $279,203,052                85.9%
                                                      =====                ============               =====

                                                      Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                       Mortgage Loans       Balance Outstanding         Group IIA
-----------------------------                       --------------       -------------------        ----------
A1..........................................              299                $14,290,107                4.4%
A2..........................................              203                 22,638,762                7.0
B1..........................................               63                  7,270,728                2.2
B2..........................................               11                  1,172,200                0.4
C1..........................................                5                    426,424                0.1
                                                        -----               ------------              -----
         Sub-Total..........................              581                $45,798,221               14.1%
                                                        =====               ============              =====
         Totals.............................            2,416               $325,001,273              100.0%
                                                        =====               ============              =====

                                       7

                 Year of Origination for Mortgage Loan Group IIA

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Group IIA
-------------------                                --------------        -------------------        ---------
2001........................................                794              $113,029,458             34.8%
2002........................................              1,622               211,971,815             65.2
                                                          -----              ------------            -----
         Totals.............................              2,416              $325,001,273            100.0%
                                                          =====              ============            =====

               Maximum Mortgage Rates for Mortgage Loan Group IIA
                      (Excludes Fixed Rate Mortgage Loans)

Range of Maximum                                      Number of          Aggregate Principal        Percent of
Mortgage Rates                                     Mortgage Loans        Balance Outstanding        Group IIA
--------------                                     --------------        -------------------        ---------
12.500%-12.999%.............................                  1                  $215,777              0.1%
13.000%-13.499%.............................                 63                13,189,081              4.3
13.500%-13.999%.............................                 96                18,823,157              6.1
14.000%-14.499%.............................                129                22,573,764              7.3
14.500%-14.999%.............................                285                50,691,475             16.4
15.000%-15.499%.............................                272                45,702,578             14.8
15.500%-15.999%.............................                350                53,007,922             17.1
16.000%-16.499%.............................                264                38,820,065             12.5
16.500%-16.999%.............................                286                42,060,402             13.6
17.000%-17.499%.............................                121                14,960,606              4.8
17.500%-17.999%.............................                 60                 6,647,419              2.1
18.000%-18.499%.............................                 13                 1,845,637              0.6
18.500%-18.999%.............................                  5                   489,954              0.2
19.000%-19.499%.............................                  1                   126,676              0.0
19.500%-19.999%.............................                  2                   232,241              0.1
20.000%-20.499%.............................                  2                   128,996              0.0
20.500%-20.999%.............................                  1                    65,187              0.0
                                                          -----              ------------            -----
         Totals.............................              1,951              $309,580,937            100.0%
                                                          =====              ============            =====

         As of the Cut-off Date, the Maximum Mortgage Rates for the Group IIA Mortgage Loans in the Final Mortgage Pool ranged from 12.999% per annum to 20.625% per annum and the weighted average Maximum Mortgage Rate for the Group IIA Mortgage Loans in the Final Mortgage Pool was 15.495% per annum.

                Prepayment Penalties for Mortgage Loan Group IIA

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Group IIA
-----------------------                            --------------        -------------------        ---------
None........................................                739                $111,274,632            34.2%
12 months...................................                  1                     134,919             0.0
24 months...................................                229                  37,134,366            11.4
36 months...................................                580                  83,111,944            25.6
60 months...................................                867                  93,345,411            28.7
                                                          -----                ------------           -----
         Totals.............................              2,416                $325,001,273           100.0%
                                                          =====                ============           =====

         The weighted average prepayment penalty term with respect to the Group IIA Mortgage Loans in the Final Mortgage Pool having prepayment penalties is approximately 44 months. With respect to those Group IIA Mortgage Loans in the Final Mortgage Pool which have prepayment penalties, approximately 88.7% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                Next Adjustment Date for Mortgage Loan Group IIA
                      (Excludes Fixed Rate Mortgage Loans)

                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans      Balance Outstanding            Group IIA
--------------------                            --------------      -------------------            ---------
August 2002..............................               1                  $110,230                  0.0%
September 2002...........................               2                   335,708                  0.1
December 2002............................               1                   269,490                  0.1
January 2003.............................               1                    89,808                  0.0
February 2003............................               3                   689,186                  0.2
March 2003...............................               4                 1,030,405                  0.3
April 2003...............................               1                   240,000                  0.1
September 2003...........................               1                   240,418                  0.1
October 2003.............................               1                    39,913                  0.0
November 2003............................               2                   232,249                  0.1
December 2003............................              57                 8,278,679                  2.7
January 2004.............................             261                40,049,257                 12.9
February 2004............................             252                38,512,365                 12.4
March 2004...............................             275                40,868,760                 13.2
April 2004...............................              57                 7,346,777                  2.4
May 2004.................................               1                    39,797                  0.0
September 2004...........................               2                   128,996                  0.0
October 2004.............................               1                   146,823                  0.0
December 2004............................              27                 4,245,066                  1.4
January 2005.............................             121                20,094,561                  6.5
February 2005............................             104                17,101,745                  5.5
March 2005...............................              89                14,622,312                  4.7
April 2005...............................              13                 1,221,650                  0.4
October 2006.............................               1                   163,106                  0.1
December 2006............................              60                 9,518,485                  3.1
January 2007.............................             177                31,662,262                 10.2
February 2007............................             212                38,541,937                 12.4
March 2007...............................             200                30,418,804                  9.8
April 2007...............................              24                 3,342,150                  1.1
                                                    -----              ------------                -----
         Totals..........................           1,951              $309,580,937                100.0%
                                                    =====              ============                =====

                    Credit Scores for Mortgage Loan Group IIA

Range of                                             Number of        Aggregate Principal         Percent of
Credit Scores                                     Mortgage Loans      Balance Outstanding          Group IIA
-------------                                     --------------      -------------------          ---------
Not Scored..................................             16               $1,447,717                   0.4%
492 to 500..................................             10                1,203,095                   0.4
501 to 550..................................            533               71,591,806                  22.0
551 to 600..................................            626               90,650,895                  27.9
601 to 650..................................            550               73,483,602                  22.6
651 to 700..................................            465               55,786,903                  17.2
701 to 750..................................            159               22,243,119                   6.8
751 to 800..................................             55                8,233,833                   2.5
801 to 807..................................              2                  360,304                   0.1
                                                      -----             ------------                 -----
         Totals.............................          2,416             $325,001,273                 100.0%
                                                      =====             ============                 =====

         The Credit Scores of the Group IIA Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date ranged from 492 to 807 and the weighted average Credit Score of the Fixed Rate Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date was approximately 608.

                             Mortgage Loan Group IIB
                              (Final Mortgage Pool)

               Current Mortgage Rates for Mortgage Loan Group IIB

                                                  Number of         Aggregate Principal          Percent of
Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding           Group IIB
-----------------------                        --------------       -------------------           ---------
5.500%-5.999%............................                1                $449,552                    0.1%
6.000%-6.499%............................               70              23,217,916                    7.1
6.500%-6.999%............................               92              21,326,914                    6.6
7.000%-7.499%............................              117              25,797,653                    7.9
7.500%-7.999%............................              257              44,136,338                   13.6
8.000%-8.499%............................              271              42,652,432                   13.1
8.500%-8.999%............................              475              58,774,623                   18.1
9.000%-9.499%............................              342              40,641,893                   12.5
9.500%-9.999%............................              371              42,017,250                   12.9
10.000%-10.499%..........................              158              14,488,167                    4.5
10.500%-10.999%..........................              101               7,347,821                    2.3
11.000%-11.499%..........................               27               2,772,700                    0.9
11.500%-11.999%..........................               12               1,050,030                    0.3
12.000%-12.499%..........................                2                 133,592                    0.0
12.500%-12.999%..........................                3                 143,627                    0.0
13.000%-13.499%..........................                1                  58,025                    0.0
                                                     -----            ------------                  -----
         Totals..........................            2,300            $325,008,533                  100.0%
                                                     =====            ============                  =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Group IIB Mortgage Loans in the Final Mortgage Pool ranged from 5.999% per annum to 13.375% per annum and the weighted average Mortgage Rate borne by the Group IIB Mortgage Loans in the Final Mortgage Pool was approximately 8.423% per annum.

         Remaining Months to Stated Maturity for Mortgage Loan Group IIB

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)                Mortgage Loans      Balance Outstanding         Group IIB
---------------------------------                --------------      -------------------         ---------
109 to 120...............................                2                  $163,908                0.1%
169 to 180...............................               13                   865,316                0.3
229 to 240...............................               17                 1,550,793                0.5
289 to 300...............................                2                   187,622                0.1
337 to 348...............................                1                    78,572                0.0
349 to 360...............................            2,265               322,162,322               99.1
                                                     -----              ------------              -----
         Totals..........................            2,300              $325,008,533              100.0%
                                                     =====              ============              =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group IIB Mortgage Loans in the Final Mortgage Pool ranged from 117 months to 360 months and the weighted average remaining term to stated maturity of the Group IIB Mortgage Loans in the Final Mortgage Pool was approximately 357 months.

      Original Mortgage Loan Principal Balances for Mortgage Loan Group IIB

Range of Original Mortgage                         Number of         Aggregate Principal        Percent of
Loan Principal Balances                          Mortgage Loans      Balance Outstanding         Group IIB
-----------------------                          --------------      -------------------         ---------
$100,000 or less.........................            1,143               $79,041,175               24.3%
$100,001-$150,000........................              610                73,531,297               22.6
$150,001-$200,000........................              174                28,660,687                8.8
$200,001-$250,000........................               17                 3,865,389                1.2
$250,001-$300,000........................               10                 2,809,559                0.9
$300,001-$350,000........................              157                51,368,536               15.8
$350,001-$400,000........................               65                24,311,573                7.5
$400,001-$450,000........................               45                19,181,912                5.9
$450,001-$500,000........................               66                31,938,879                9.8
$550,001-$600,000........................                2                 1,169,623                0.4
$600,001-$650,000........................                2                 1,240,743                0.4
$650,001-$700,000........................                1                   670,738                0.2
$700,001-$750,000........................                2                 1,458,307                0.4
$900,001-$950,000........................                3                 2,765,887                0.9
$950,001-$1,000,000......................                3                 2,994,227                0.9
                                                     -----              ------------              -----
          Totals.........................            2,300              $325,008,533              100.0%
                                                     =====              ============              =====

         As of the Cut-off Date, the outstanding principal balances of the Group IIB Mortgage Loans in the Final Mortgage Pool ranged from approximately $11,985 to approximately $998,555 and the average outstanding principal balance of the Group IIB Mortgage Loans in the Final Mortgage Pool was approximately $141,308.

                    Product Types for Mortgage Loan Group IIB

                                                      Number of          Aggregate Principal        Percent of
Product Type                                       Mortgage Loans        Balance Outstanding        Group IIB
------------                                       --------------        -------------------        ---------
Six Month LIBOR Loan.....................                  7                    $2,573,785              0.8%
1/29 LIBOR Loan..........................                 16                     3,896,581              1.2
2/28 LIBOR Loan..........................              1,011                   127,284,852             39.2
3/27 LIBOR Loan..........................                373                    53,472,265             16.5
5/25 LIBOR Loan..........................                893                   137,781,050             42.4
                                                       -----                  ------------            -----
          Totals.........................              2,300                  $325,008,533            100.0%
                                                       =====                  ============            =====

                                       3

     State Distributions of Mortgaged Properties in Mortgage Loan Group IIB

                                                  Number of          Aggregate Principal         Percent of
State                                           Mortgage Loans       Balance Outstanding          Group IIB
-----                                           --------------       -------------------          ---------
Arizona....................................              56                   $6,327,296               1.9%
Arkansas...................................              18                    1,343,738               0.4
California.................................             298                   86,548,573              26.6
Colorado...................................              87                   14,856,254               4.6
Connecticut................................              29                    6,326,969               1.9
Delaware...................................               5                      563,050               0.2
District of Columbia.......................              10                    2,394,599               0.7
Florida....................................             201                   23,041,256               7.1
Georgia....................................              70                    8,878,121               2.7
Idaho......................................               5                    1,025,782               0.3
Illinois...................................             136                   15,259,428               4.7
Indiana....................................              43                    3,101,627               1.0
Iowa.......................................               1                       75,047               0.0
Kansas.....................................              23                    1,686,744               0.5
Kentucky...................................              10                      874,972               0.3
Louisiana..................................              29                    2,749,462               0.8
Maine......................................               3                      464,112               0.1
Maryland...................................              19                    3,121,003               1.0
Massachusetts..............................              32                    4,990,845               1.5
Michigan...................................             233                   24,589,366               7.6
Minnesota..................................              65                    8,385,660               2.6
Mississippi................................              16                    1,153,259               0.4
Missouri...................................             195                   16,183,084               5.0
Montana....................................               1                      499,516               0.2
Nebraska...................................               3                      184,787               0.1
Nevada.....................................              16                    2,380,109               0.7
New Hampshire..............................              10                    1,248,245               0.4
New Jersey.................................              72                   12,674,135               3.9
New Mexico.................................              23                    2,489,202               0.8
New York...................................             102                   19,087,397               5.9
North Carolina.............................              44                    4,167,256               1.3
North Dakota...............................               3                      132,505               0.0
Ohio.......................................              62                    5,607,916               1.7
Oklahoma...................................              26                    1,896,327               0.6
Oregon.....................................              16                    2,353,637               0.7
Pennsylvania...............................              28                    1,997,333               0.6
Rhode Island...............................               5                      478,703               0.1
South Carolina.............................              35                    2,920,195               0.9
South Dakota...............................               1                       82,747               0.0
Tennessee..................................              43                    3,884,521               1.2
Texas......................................              47                    4,658,752               1.4
Utah.......................................              11                    1,241,655               0.4
Vermont....................................               8                    1,263,632               0.4
Virginia...................................              41                    6,038,461               1.9
Washington.................................              40                    8,582,282               2.6
West Virginia..............................               5                      385,174               0.1
Wisconsin..................................              67                    6,020,260               1.9
Wyoming....................................               7                      793,541               0.2
                                                      -----                 ------------             -----
        Totals.............................           2,300                 $325,008,533             100.0%
                                                      =====                 ============             =====

         No more than approximately 0.5% of the Group IIB Mortgage Loans in the Final Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

                Loan-to-Value Ratios for Mortgage Loan Group IIB

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding            Group IIB
-----------------------------                  --------------       -------------------            ---------
50.00% or less.........................                 82                $13,234,565                   4.1%
50.01% to 55.00%.......................                 34                  6,402,591                   2.0
55.01% to 60.00%.......................                 62                 12,590,100                   3.9
60.01% to 65.00%.......................                 77                 18,169,296                   5.6
65.01% to 70.00%.......................                152                 26,437,241                   8.1
70.01% to 75.00%.......................                262                 40,307,023                  12.4
75.01% to 80.00%.......................                704                 92,086,824                  28.3
80.01% to 85.00%.......................                447                 58,040,913                  17.9
85.01% to 90.00%.......................                438                 52,034,032                  16.0
90.01% to 95.00%.......................                 42                  5,705,948                   1.8
                                                     -----               ------------                 -----
        Totals.........................              2,300               $325,008,533                 100.0%
                                                     =====               ============                 =====

         As of the Cut-off Date, the Loan-to-Value Ratios of the Group IIB Mortgage Loans in the Final Mortgage Pool ranged from 11.84% to 95.00% and the weighted average Loan-to-Value Ratio of the Group IIB Mortgage Loans in the Final Mortgage Pool was approximately 77.05%.

                    Loan Purpose for Mortgage Loan Group IIB

                                                  Number of         Aggregate Principal           Percent of
Loan Purpose                                   Mortgage Loans       Balance Outstanding            Group IIB
------------                                   --------------       -------------------            ---------
Purchase.................................              541                $71,533,542                  22.0%
Refinance--Rate/Term.....................              202                 29,996,675                   9.2
Refinance--Cashout.......................            1,557                223,478,316                  68.8
                                                     -----               ------------                 -----
         Totals..........................            2,300               $325,008,533                 100.0%
                                                     =====               ============                 =====

            Types of Mortgaged Properties for Mortgage Loan Group IIB

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Group IIB
-------------                                        --------------      -------------------       ---------
Single Family Detached.........................             1,951             $289,341,338            89.0%
Two- to Four-Family Dwelling Unit..............               126               13,162,447             4.0
Planned Unit Development ......................                76                8,563,940             2.6
Condominium....................................               101               10,538,651             3.2
Manufactured Housing...........................                46                3,402,156             1.0
                                                            -----             ------------           -----
         Totals................................             2,300             $325,008,533           100.0%
                                                            =====             ============           =====


                Documentation Summary for Mortgage Loan Group IIB

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Group IIB
-------------                                      --------------      -------------------        ---------
Full Documentation..........................               1,732             $215,693,564            66.4%
24 Month Bank Statement.....................                 169               40,318,365            12.4
Reduced Documentation.......................                  31                5,316,748             1.6
Stated Income...............................                 368               63,679,856            19.6
                                                           -----             ------------           -----
         Totals.............................               2,300             $325,008,533           100.0%
                                                           =====             ============           =====

                   Occupancy Types for Mortgage Loan Group IIB


                                                      Number of          Aggregate Principal        Percent of
Occupancy                                          Mortgage Loans        Balance Outstanding        Group IIB
---------                                          --------------        -------------------        ---------
Owner-occupied..............................              2,119                $308,408,938            94.9%
Second Home.................................                 18                   2,575,330             0.8
Investment..................................                163                  14,024,265             4.3
                                                          -----                ------------           -----
         Totals.............................              2,300                $325,008,533           100.0%
                                                          =====                ============           =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

              Mortgage Loan Age Summary for Mortgage Loan Group IIB



                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Group IIB
--------------------------                         --------------        -------------------        ---------
0...........................................                119                $ 19,045,136             5.9%
1...........................................                612                  87,409,112            26.9
2...........................................                705                 102,657,451            31.6
3...........................................                716                  99,108,168            30.5
4...........................................                124                  14,163,479             4.4
5...........................................                 17                   2,017,164             0.6
6...........................................                  5                     413,131             0.1
11..........................................                  1                     116,319             0.0
12..........................................                  1                      78,572             0.0
                                                          -----                ------------           -----
         Totals.............................              2,300                $325,008,533           100.0%
                                                          =====                ============           =====



         As of the Cut-off Date, the weighted average age of the Group IIB Mortgage Loans in the Final Mortgage Pool was approximately 2 months.

                Credit Grade Summary for Mortgage Loan Group IIB

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Group IIB
----------------------------------                 --------------        -------------------        ---------
AStar.......................................                307                 $55,274,909            17.0%
AO..........................................              1,036                 162,389,576            50.0
A-..........................................                252                  33,579,571            10.3
B...........................................                265                  29,252,566             9.0
B-..........................................                 70                   6,323,626             1.9
C...........................................                 87                   7,649,661             2.4
C-..........................................                  3                     270,952             0.1
                                                          -----                ------------           -----
         Sub-Total..........................              2,020                $294,740,861            90.7%
                                                          =====                ============           =====

                                                      Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                       Mortgage Loans       Balance Outstanding         Group IIB
-----------------------------                       --------------       -------------------         ---------
A1..........................................                  39                 $5,462,109              1.7%
A2..........................................                 147                 16,273,414              5.0
B1..........................................                  76                  6,848,608              2.1
B2..........................................                  15                  1,456,450              0.4
C1..........................................                   3                    227,091              0.1
                                                           -----               ------------            -----
         Sub-Total..........................                 280                $30,267,672              9.3%
                                                           -----               ------------            -----
         Totals.............................               2,300               $325,008,533            100.0%
                                                           =====               ============           ======

                                       7

                 Year of Origination for Mortgage Loan Group IIB

                                                  Number of          Aggregate Principal          Percent of
Year of Origination                            Mortgage Loans        Balance Outstanding          Group IIB
-------------------                            --------------        -------------------          ---------
2001.....................................              863                $116,567,706                35.9%
2002.....................................            1,437                 208,440,827                64.1
                                                     -----                ------------               -----
         Totals..........................            2,300                $325,008,533               100.0%
                                                     =====                ============               =====

               Maximum Mortgage Rates for Mortgage Loan Group IIB


Range of Maximum                                  Number of         Aggregate Principal           Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding            Group IIB
--------------                                 --------------       -------------------            ---------
12.500%-12.999%..........................                1                    $449,552                 0.1%
13.000%-13.499%..........................               72                  24,318,765                 7.5
13.500%-13.999%..........................               92                  21,326,914                 6.6
14.000%-14.499%..........................              116                  25,130,966                 7.7
14.500%-14.999%..........................              259                  44,538,865                13.7
15.000%-15.499%..........................              270                  42,218,269                13.0
15.500%-15.999%..........................              474                  58,950,319                18.1
16.000%-16.499%..........................              342                  40,641,893                12.5
16.500%-16.999%..........................              370                  41,439,027                12.8
17.000%-17.499%..........................              158                  14,488,167                 4.5
17.500%-17.999%..........................              101                   7,347,821                 2.3
18.000%-18.499%..........................               27                   2,772,700                 0.9
18.500%-18.999%..........................               12                   1,050,030                 0.3
19.000%-19.499%..........................                2                     133,592                 0.0
19.500%-19.999%..........................                3                     143,627                 0.0
20.000%-20.499%..........................                1                      58,025                 0.0
                                                     -----                ------------               -----
         Totals..........................            2,300                $325,008,533               100.0%
                                                     =====                ============               =====

         As of the Cut-off Date, the Maximum Mortgage Rates for the Group IIB Mortgage Loans in the Final Mortgage Pool ranged from 12.999% per annum to 20.375% per annum and the weighted average Maximum Mortgage Rate for the Group IIB Mortgage Loans in the Final Mortgage Pool was 15.415% per annum.

                Prepayment Penalties for Mortgage Loan Group IIB


                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Group IIB
-----------------------                            --------------        -------------------        ---------
None........................................             774                $106,143,425              32.7%
12 months...................................               1                     101,204               0.0
24 months...................................             202                  29,596,133               9.1
36 months...................................             655                  89,838,942              27.6
60 months.................................               668                  99,328,829              30.6
                                                       -----                ------------             -----
         Totals.............................           2,300                $325,008,533             100.0%
                                                       =====                ============             =====


         The weighted average prepayment penalty term with respect to the Group IIB Mortgage Loans in the Final Mortgage Pool having prepayment penalties is approximately 45 months. With respect to those Group IIB Mortgage Loans in the Final Mortgage Pool which have prepayment penalties, approximately 82.9% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                Next Adjustment Date for Mortgage Loan Group IIB


                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans      Balance Outstanding            Group IIB
--------------------                            --------------      -------------------            ---------
July 2002................................                 4                $1,690,537              0.5%
September 2002...........................                 1                   578,223              0.2
October 2002.............................                 2                   305,025              0.1
January 2003.............................                 4                   592,611              0.2
February 2003............................                 6                 1,505,152              0.5
March 2003...............................                 4                 1,572,318              0.5
April 2003...............................                 3                   305,072              0.1
October 2003.............................                 1                    55,312              0.0
December 2003............................                68                 6,536,296              2.0
January 2004.............................               349                44,555,544             13.7
February 2004............................               307                40,197,459             12.4
March 2004...............................               253                31,255,016              9.6
April 2004...............................                33                 4,722,973              1.5
October 2004.............................                 1                    35,628              0.0
November 2004............................                 1                   113,327              0.0
December 2004............................                40                 4,449,509              1.4
January 2005.............................               122                17,324,466              5.3
February 2005............................               104                16,168,727              5.0
March 2005...............................                85                11,872,232              3.7
April 2005...............................                19                 3,392,057              1.0
November 2006............................                 2                   264,167              0.1
December 2006............................                82                 9,707,338              3.0
January 2007.............................               224                34,593,848             10.6
February 2007...........................                311                46,840,067             14.4
March 2007...............................               237                38,746,906             11.9
April 2007...............................                37                 7,628,725              2.3
                                                      -----              ------------            -----
         Totals.............................          2,300              $325,008,533            100.0%
                                                      =====              ============            =====

                    Credit Scores for Mortgage Loan Group IIB

Range of                                             Number of        Aggregate Principal         Percent of
Credit Scores                                     Mortgage Loans      Balance Outstanding          Group IIB
-------------                                     --------------      -------------------          ---------
Not Scored..................................                 7                 $312,924                 0.1%
486 to 500..................................                15                1,549,435                 0.5
501 to 550..................................               551               58,722,630                18.1
551 to 600..................................               625               84,518,150                26.0
601 to 650..................................               551               81,600,022                25.1
651 to 700..................................               360               58,548,139                18.0
701 to 750..................................               123               23,662,338                 7.3
751 to 800..................................                66               15,192,393                 4.7
801 to 806..................................                 2                  902,502                 0.3
                                                         -----             ------------               -----
         Totals.............................             2,300             $325,008,533               100.0%
                                                         =====             ============               =====

         The Credit Scores of the Group IIB Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date ranged from 486 to 806 and the weighted average Credit Score of the Fixed Rate Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date was approximately 617.